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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 24, 2001, relating to the financial statements of Trident Microsystems, Inc., which appears in Trident Microsystems, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2001.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP


San Jose, California
October 15, 2001